E xhibit 31. 2

CERTIFICATIONS

In connection with the Annual Report of Community National Corporation (CNC) on Form 10-KSB for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gregory G. Eagan, principal financial officer of CNC, certify, that:

(1)

I have reviewed this report on Form 10-KSB of CNC;

(2)

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

(3)

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, and cash flows of the registrant as of, and for, the periods presented in this report;

(4)

The small business issuer's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures, as defined in Exchange Act Rules 13a- 15(e) and 15d- 15(e) , for the small business issuer and have:

a.

Designed such disclosure controls and procedures , or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which th is report is being prepared; and

a.

Evaluated the effectiveness of the small business issuer's disclosure control s and procedures and presented in this report o ur conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation ; and

b.

Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred d uring the small business issuer's most recent fiscal quarter that has materially affected, or i s reasonably likely to materially affect, the small business i ssuer's internal control over financial reporting ..

(5)

The small business issuer's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of small business issuer's board of directors:

a.

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize, and report financial information ; and

b.

c.

Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting ..

/s/ Gregory G. Eagan
Gregory G. Eagan
Principal financial officer

March 15, 2005